UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

MESIROW ENHANCED CORE PLUS FUND

(FORMERLY, MESIROW FINANCIAL ENHANCED CORE PLUS FUND)

MESIROW HIGH YIELD FUND

(FORMERLY, MESIROW FINANCIAL HIGH YIELD FUND)

MESIROW SMALL COMPANY SUSTAINABILITY FUND

(FORMERLY, MESIROW FINANCIAL SMALL CAP VALUE

SUSTAINABILITY FUND)

Annual Report

SEPTEMBER 30, 2021

Investment Adviser:

Mesirow Financial Investment Management, Inc.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 833-MESIROW (833-637-4769); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

This annual report covers the fiscal year ended September 30, 2021. As was the case in our most recent semiannual and annual reports, the COVID pandemic and the massive federal response to it continue to dominate market behavior.

Economic overview

From a macroeconomic standpoint, the last year has largely been an on-going referendum on how well the Federal Reserve balanced its twin goals of price stability with strong and growing employment, all while the pandemic raged in the background. Monetary policy remains highly accommodative (at least for now), fiscal policy is supportive, and a 13-figure infrastructure bill is likely on the way. The result has been a robust stock market trading near all-time highs, and tightening yield spreads between investment grade and high yield bonds. The biggest question now is whether a surge in inflation is here to stay, or if it is “transitory,” to use the Federal Reserve’s term, and merely the result of temporary supply chain disruptions. Regardless of the outcome, the asset bubble created by the central bank’s intervention will be harder to defend if inflation expectations rise further. Contributing to additional volatility is the specter of ongoing political brinksmanship regarding the debt ceiling and the budget deficit.

Equity market overview

Equity investors’ changing evaluation of inflation and GDP growth rates were the primary drivers of equity performance for the one-year period ended September 30, 2021. During the last half of 2020, investors suspected that the enormous injection of liquidity into the markets by the Federal Reserve would drive up GDP growth and inflation, which would tend to favor value stocks, particularly in cyclical sectors like energy, consumer discretionary and materials. Entering 2021, that expectation moderated somewhat and growth stocks made up much of the ground they lost. Over the last few months of the fiscal year, stocks tended to trade in a range as investors weighed conflicting indicators. For our part, we believe smaller cap value leadership can reassert itself in an environment characterized by higher growth and inflation. And one thing that hasn’t changed is the market’s appetite for sustainable stocks and its strengthening desire to support companies that engage in sound ESG practices.

Fixed income market overview

The bond market’s performance during the last 12 months has largely been a reaction to the flood of liquidity introduced by the Federal Reserve. Overall, the year was a “tale of two markets”: investment grade and non-investment grade. For the investment grade markets, expectations of rising rates and surging economic growth kept a lid on potential returns. Investment grade bond investors seemed able to look past “hot” economic numbers during the first half of 2021, but a proliferation of inflation headlines as the fiscal year drew to a close augured that, “transitory” or not, higher inflation was on the way. While burgeoning economic indicators were a headwind for investment grade securities, they were a tailwind for the high yield market. Despite record-setting levels of new issuance, the prospects for

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

more income and falling default rates buoyed the high yield bond market throughout the fiscal year.

You will find more detailed analyses of each asset class and each Fund’s performance later in this report. As always, we deeply appreciate that you’ve trusted us with your investment, and we remain committed to helping you pursue your financial goals through thoroughly researched, analytically stringent methods that stay true to our ESG-oriented approach to invest in what matters.

Sincerely,

Robert Sydow

Chief Investment Officer, Mesirow High Yield Fixed Income

and

Kathy Vorisek

Chief Investment Officer, Mesirow Equity Management

and

Peter Hegel,

Senior Managing Director, Mesirow Strategic Fixed Income

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

Definition of the Comparative Index (Unaudited)

Bloomberg U.S. Aggregate Index

The Bloomberg Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg U.S. Corporate High Yield Index

The Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Russell 2000® Value Index

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021 (Unaudited)

For the 12-month period ended September 30, 2021, the Mesirow Enhanced Core Plus Fund, Institutional Shares, returned 2.41%, outperforming Bloomberg U.S. Aggregate Index which returned -0.90% for the same period.

The largest positive contributor to performance was the allocation to corporate credit. Over the period, high yield credit was the best performer. The Fund maintains a shorter duration position than the benchmark given our expectation for rising interest rates.

The fundamental corporate health of investment grade issuers continues to improve, as evidenced by 1H21 financial results. We expect this strength to continue into 2022 as consumer demand for both products and services rebounds. The capital preservation witnessed at the height of the pandemic has given way to a more balanced distribution of capital in the form of stock repurchases and dividends.

We remain comfortable with the capital structures and liquidity profiles of the credits where we invest. The vaccination rate globally is steadily improving and appears to be successful in combating the several variants of COVID-19. Still, certain regions, demographics, and industries continue to be at risk. Supply chain disruptions can be found in most areas of the economy with normalization still several months away. In addition, the return of high energy prices could negatively impact margins for certain industries of the corporate sector but boost the profitability of the larger energy sector.

We continue to be positive and overweight in credit. Despite valuations near historic tight levels, we view this as appropriate given significant company liquidity, low financing /carrying costs, the re-opening of the global economy, and continued strong demand (both local and foreign) for US credit. In addition, the imminent passage of a $1.2 trillion infrastructure bill promises to inject still more liquidity into the several sectors of the economy for the next few years.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Mesirow Enhanced Core Plus Fund, Institutional Shares versus the Bloomberg U.S. Aggregate Index.

Average Annual Total Returns For The Year Ended September 30, 2021
	One Year	Annualized Inception to Date*
Institutional Shares	2.41%	3.89%
Investor Shares†	2.28%	3.68%
Bloomberg U.S. Aggregate Index	(0.90)%	2.88%

* The Enhanced Core Plus Fund commenced operations on October 1, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021 (Unaudited)

For the 12-month period ended September 30, 2021, Mesirow High Yield Fund, Institutional Shares, returned 19.19%, significantly outperforming the Bloomberg U.S. Corporate High Yield Index which returned 11.28% for the same period.

High yield credit spreads tightened throughout the 12-month period because investors believe that the economy will continue its strong recovery. Also, unlike us, they apparently agree with the Fed that inflation will be transitory and will diminish as highly visible supply interruptions in key sectors (semiconductors, cars, lumber, and especially low paid labor) are resolved in the coming months. Nevertheless, we saw 10-year Treasury yields push steadily higher.

In concert with optimism about the economy and favorable capital markets, market expectations of forward high yield and loan default rates have continued to plunge. In mid-2020, market pundits and rating agencies were forecasting double digit high yield default rates in 2020 and default rates ranging from 5% to 8% during 2021. With the faster than expected reopening of the economy (spurred on by successful vaccines) and supportive capital markets, those forecasts have been sharply revised. In June, JPMorgan materially reduced its 2021 gross default rate (again) from 2% to 0.65% for both high yield bonds and leveraged loans and promulgated a 1.25% default outlook for both bonds and loans in 2022. This favorable credit outlook supports the compression of credit spreads we have seen YTD and may continue to see going forward.

Year-to-date, high yield new issuance reached $299 billion, almost 50% above a strong first half of 2020. Four of the five largest-ever high yield issuance quarters have occurred since Q2 of 2020. With this backdrop, even lower-quality issuers can refinance at attractive lower coupons while extending their maturities; this contributes greatly to the benign default outlook for the remainder of 2021, 2022 and beyond.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021 (Unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in the High Yield Fund, Institutional Shares versus the Bloomberg U.S. Corporate High Yield Index.

Average Annual Total Returns For The Year Ended September 30, 2021
	One Year	Annualized Inception to Date*
Institutional Shares	19.19%	9.39%
Investor Shares†	18.94%	9.13%
Bloomberg U.S. Corporate High Yield Index	11.28%	8.13%

*	The High Yield Fund commenced operations on December 3, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND
SEPTEMBER 30, 2021 (Unaudited)

The Mesirow Small Company Sustainability Fund, Institutional Shares, returned 56.17% for the 12-month period ended September 30, 2021, versus the Russell 2000® Value Index return of 63.92% for the same period.

The 12-month period witnessed the small cap value market’s evolution from exuberant optimism as fear of a financial calamity faded, to be replaced by a more cautious but sanguine posture. After two consecutive quarters of 20%+ returns, small cap equity markets stayed range-bound over the past six months.

Some investors would characterize this period as the pause that refreshes while others foresee the recent stall as an indication of more troubling times ahead. Whether you view the glass as half-empty or half-full is a matter of perspective. However, there’s enough fodder in both camps to draw a rational conclusion for either scenario.

Despite the significant outperformance of earnings versus prior expectations, equity markets found it difficult to gain traction more recently. The acceleration of new COVID cases driven by the Delta variant, heightened inflation fears and ongoing delays in passing the administration’s infrastructure package have all created increased uncertainty. Although earnings growth was robust in the early part of the fiscal year, the prospects for 2nd half growth were dampened by COVID concerns and fears that rising input costs and supply-chain issues will lead to a deterioration in profit margins. Additionally, there is a rising concern that the FED, while momentarily supportive, may move more aggressively to remove excess liquidity, particularly if inflation expectations prove to be more than “transitory.”

From this point, we will monitor several factors with respect to tactical portfolio positioning:

•	Continued improvement / stagnation in economic activity

•	Incremental fiscal stimulus related to infrastructure and social spending

•	Sustainable levels of growth beyond fiscally stimulated policy

•	Elevation of supply-chain disruption and duration by industry

•	Pricing power and margin stability as the potential for inflation increases

•	Interest rate volatility related to growth prospects and FED policy

•	Growth and tax policies of the new administration

We remain mindful that an eventual FED tightening cycle, rising input prices, lower margins, disparities in the recovery for smaller businesses, and potentially higher taxes are risks that could cause continued oscillation in equity prices. But one thing that hasn’t changed is the market’s appetite for sustainable stocks and its strengthening desire to support companies that engage in sound ESG practices.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND
SEPTEMBER 30, 2021 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Small Company Sustainability Fund, Institutional Shares versus the Russell 2000® Value Index.

Average Annual Total Returns For The Year Ended September 30, 2021
	One Year	Annualized Inception to Date*
Institutional Shares	56.17%	16.32%
Investor Shares†	56.16%	16.40%
Russell 2000® Value Index	63.92%	17.53%

*The	Small Company Sustainability Fund commenced operations on December 19, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 80.9%

	Face Amount	Value

Communication Services — 5.4%
AT&T
Callable 11/15/2027 @ $100
4.100%, 02/15/2028	$147,000	$165,887
Comcast
Callable 11/15/2030 @ $100
1.500%, 02/15/2031	150,000	142,390
ION Trading Technologies Sarl
Callable 05/15/2024 @ $103
5.750%, 05/15/2028(A)	201,000	204,945
LogMeIn
Callable 09/01/2023 @ $103
5.500%, 09/01/2027(A)	100,000	101,750
Outfront Media Capital
Callable 01/15/2024 @ $102
4.250%, 01/15/2029(A)	150,000	148,673
T-Mobile USA
Callable 01/15/2030 @ $100
3.875%, 04/15/2030	200,000	220,832
Verizon Communications
4.862%, 08/21/2046	42,000	53,487
Verizon Communications
Callable 12/22/2029 @ $100
3.150%, 03/22/2030	140,000	149,724

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ViacomCBS
Callable 11/15/2027 @ $100
3.375%, 02/15/2028	$60,000	$65,511

		1,253,199

Consumer Discretionary — 9.3%
Allied Universal Holdco
Callable 06/01/2024 @ $102
4.625%, 06/01/2028(A)	150,000	149,768
Amazon.com
Callable 05/22/2027 @ $100
3.150%, 08/22/2027	150,000	164,926
Carriage Services
Callable 05/15/2024 @ $102
4.250%, 05/15/2029(A)	150,000	150,165
Ford Motor
7.450%, 07/16/2031	190,000	247,921
Garda World Security
Callable 02/15/2023 @ $102
4.625%, 02/15/2027(A)	150,000	150,000
General Motors Financial
Callable 05/19/2023 @ $100
4.150%, 06/19/2023	200,000	211,376
Callable 03/21/2030 @ $100
3.600%, 06/21/2030	130,000	139,442
GYP Holdings III
Callable 05/01/2024 @ $102
4.625%, 05/01/2029(A)	150,000	151,688
Home Depot
Callable 06/06/2048 @ $100
4.500%, 12/06/2048	80,000	102,639
IHO Verwaltungs GmbH
Callable 10/18/2021 @ $102
4.750%cash/5.500% PIK, 09/15/2026(A)	149,000	152,725
Levi Strauss
Callable 03/01/2026 @ $102
3.500%, 03/01/2031(A)	100,000	101,000
Lowe’s
Callable 06/15/2025 @ $100
3.375%, 09/15/2025	160,000	173,073
Scotts Miracle-Gro
Callable 08/01/2026 @ $102
4.375%, 02/01/2032(A)	200,000	201,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
TJX
Callable 01/15/2030 @ $100
3.875%, 04/15/2030	$45,000	$51,227

		2,147,575

Consumer Staples — 9.2%
Altria Group
Callable 11/04/2031 @ $100
2.450%, 02/04/2032	150,000	143,734
Anheuser-Busch
Callable 11/01/2025 @ $100
3.650%, 02/01/2026	265,000	290,658
HLF Financing Sarl
Callable 06/01/2024 @ $102
4.875%, 06/01/2029(A)	150,000	150,000
Hormel Foods
Callable 04/03/2028 @ $100
1.700%, 06/03/2028	200,000	200,945
Kraft Heinz Foods
Callable 03/01/2026 @ $100
3.000%, 06/01/2026	160,000	168,535
Kroger
7.700%, 06/01/2029	170,000	232,888
Modulaire Global Finance
Callable 10/18/2021 @ $102
8.000%, 02/15/2023(A)	175,000	178,675
Performance Food Group
Callable 10/15/2022 @ $103
5.500%, 10/15/2027(A)	150,000	157,050
Pilgrim’s Pride
Callable 04/15/2026 @ $102
4.250%, 04/15/2031(A)	150,000	161,175
Procter & Gamble
3.000%, 03/25/2030	120,000	131,322
Spectrum Brands
Callable 10/01/2024 @ $103
5.000%, 10/01/2029(A)	150,000	161,250
Callable 03/15/2026 @ $102
3.875%, 03/15/2031(A)	150,000	151,561

		2,127,793

Energy — 6.9%
Archrock Partners
Callable 04/01/2022 @ $105
6.875%, 04/01/2027(A)	150,000	157,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
BP Capital Markets America
Callable 07/21/2025 @ $100
3.796%, 09/21/2025	$80,000	$87,960
ConocoPhillips
6.500%, 02/01/2039	90,000	131,237
ConocoPhillips
Callable 05/15/2044 @ $100
4.300%, 11/15/2044	15,000	17,831
Enbridge
Callable 08/15/2029 @ $100
3.125%, 11/15/2029	95,000	101,324
Energy Transfer
Callable 12/15/2024 @ $100
4.050%, 03/15/2025	100,000	107,873
Callable 02/15/2030 @ $100
3.750%, 05/15/2030	50,000	54,028
Energy Transfer Operating
Callable 11/01/2023 @ $100
7.600%, 02/01/2024	70,000	78,508
Enterprise Products Operating
Callable 08/15/2047 @ $100
4.250%, 02/15/2048	70,000	79,286
Kinder Morgan
Callable 03/01/2025 @ $100
4.300%, 06/01/2025	200,000	220,879
Marathon Oil
6.800%, 03/15/2032	118,000	154,181
6.600%, 10/01/2037	45,000	59,530
Saudi Arabian Oil MTN
2.875%, 04/16/2024(A)	200,000	208,392
Transcanada Trust
Callable 09/15/2029 @ $100
5.500%, VAR United States Secured Overnight Financing Rate + 4.416%, 09/15/2079	135,000	148,838

		1,607,367

Financials — 21.8%
Allstate
Callable 08/15/2023 @ $100
5.750%, VAR ICE LIBOR USD 3 Month + 2.938%, 08/15/2053	180,000	194,805
Aon
Callable 09/15/2025 @ $100
3.875%, 12/15/2025	150,000	165,593

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Callable 02/02/2029 @ $100
3.750%, 05/02/2029	$100,000	$111,313
Bank of America
8.050%, 06/15/2027	115,000	147,195
4.450%, 03/03/2026	145,000	162,361
Bank of New York Mellon
Callable 09/20/2026 @ $100
4.625%, VAR ICE LIBOR USD 3 Month + 3.131%(B)	215,000	233,275
Berkshire Hathaway Finance
Callable 07/15/2048 @ $100
4.250%, 01/15/2049	95,000	115,815
BlackRock
3.200%, 03/15/2027	170,000	186,239
Charles Schwab
Callable 06/01/2026 @ $100
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.168%(B)	200,000	208,500
Citigroup
3.700%, 01/12/2026	200,000	219,691
Crown Castle International
Callable 04/01/2030 @ $100
3.300%, 07/01/2030	200,000	213,149
Goldman Sachs Capital I
6.345%, 02/15/2034	110,000	153,555
Jefferies Group
4.150%, 01/23/2030	160,000	179,962
JPMorgan Chase
Callable 08/01/2024 @ $100
5.000%, VAR United States Secured Overnight Financing Rate + 3.380%(B)	240,000	250,500
Lloyds Banking Group
3.750%, 01/11/2027	200,000	219,928
MetLife
Callable 08/13/2025 @ $100
3.600%, 11/13/2025	150,000	164,108
MetLife Capital Trust IV
Callable 12/15/2032 @ $100
7.875%, 12/15/2037(A)	110,000	152,890
Morgan Stanley
3.625%, 01/20/2027	260,000	286,608
Northern Trust
Callable 10/01/2026 @ $100
4.600%, VAR ICE LIBOR USD 3 Month + 3.202%(B)	185,000	202,771

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Callable 02/01/2030 @ $100
1.950%, 05/01/2030	$120,000	$120,365
PNC Financial Services Group
Callable 11/01/2026 @ $100
5.000%, VAR ICE LIBOR USD 3 Month + 3.300%(B)	135,000	150,050
Callable 04/19/2027 @ $100
3.150%, 05/19/2027	120,000	131,344
Prudential Financial MTN
Callable 09/13/2050 @ $100
3.700%, 03/13/2051	90,000	102,569
Truist Financial
Callable 09/01/2024 @ $100
4.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.003%(B)	140,000	147,501
US Bancorp
Callable 04/15/2027 @ $100
5.300%, VAR ICE LIBOR USD 3 Month + 2.914%(B)	135,000	154,291
Callable 03/27/2026 @ $100
3.100%, 04/27/2026	100,000	107,955
Wells Fargo
Callable 10/24/2028 @ $100
4.150%, 01/24/2029	135,000	153,429
Callable 03/15/2026 @ $100
3.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%(B)	200,000	206,250
Weyerhaeuser
Callable 08/15/2029 @ $100
4.000%, 11/15/2029	170,000	192,411

		5,034,423

Health Care — 6.4%
AbbVie
Callable 11/14/2044 @ $100
4.700%, 05/14/2045	50,000	61,686
Callable 09/15/2034 @ $100
4.550%, 03/15/2035	55,000	65,913
AMN Healthcare
Callable 10/01/2022 @ $102
4.625%, 10/01/2027(A)	150,000	155,625
AstraZeneca
Callable 03/12/2027 @ $100
3.125%, 06/12/2027	190,000	206,901

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CVS Health
Callable 01/20/2045 @ $100
5.125%, 07/20/2045	$110,000	$141,760
Merck
Callable 11/10/2024 @ $100
2.750%, 02/10/2025	230,000	243,505
Organon
Callable 04/30/2026 @ $103
5.125%, 04/30/2031(A)	150,000	157,553
Pfizer
4.125%, 12/15/2046	60,000	73,018
Prestige Brands
Callable 04/01/2026 @ $102
3.750%, 04/01/2031(A)	150,000	144,750
Zimmer Biomet Holdings
Callable 12/20/2029 @ $100
3.550%, 03/20/2030	200,000	218,749

		1,469,460

Industrials — 10.8%
3M
Callable 10/15/2049 @ $100
3.700%, 04/15/2050	55,000	62,808
Callable 03/15/2025 @ $100
2.650%, 04/15/2025	125,000	131,958
Arcosa
Callable 04/15/2024 @ $102
4.375%, 04/15/2029(A)	150,000	151,875
BNSF Funding Trust I
Callable 01/15/2026 @ $100
6.613%, VAR ICE LIBOR USD 3 Month + 2.350%, 12/15/2055	130,000	148,200
Boeing
Callable 12/01/2028 @ $100
3.200%, 03/01/2029	280,000	291,368
Cargo Aircraft Management
Callable 02/01/2023 @ $102
4.750%, 02/01/2028(A)	150,000	155,100
Cascades
Callable 01/15/2023 @ $103
5.375%, 01/15/2028(A)	100,000	105,127
Caterpillar
Callable 01/09/2030 @ $100
2.600%, 04/09/2030	200,000	210,239

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CSX
Callable 11/15/2029 @ $100
2.400%, 02/15/2030	$140,000	$143,796
General Dynamics
Callable 03/15/2025 @ $100
3.500%, 05/15/2025	120,000	130,247
General Electric MTN
5.875%, 01/14/2038	140,000	189,100
Raytheon Technologies
Callable 08/16/2028 @ $100
4.125%, 11/16/2028	170,000	193,492
Callable 07/16/2023 @ $100
3.650%, 08/16/2023	7,000	7,394
Republic Services
Callable 11/15/2030 @ $100
1.450%, 02/15/2031	200,000	187,413
Waste Management
Callable 04/01/2029 @ $100
2.000%, 06/01/2029	200,000	200,863
Xylem
Callable 11/30/2027 @ $100
1.950%, 01/30/2028	190,000	191,158

		2,500,138

Information Technology — 2.8%
Apple
3.200%, 05/13/2025	180,000	194,349
NCR
Callable 09/01/2024 @ $103
6.125%, 09/01/2029(A)	150,000	162,750
salesforce.com
Callable 04/15/2031 @ $100
1.950%, 07/15/2031	137,000	136,350
Xerox Holdings
Callable 07/15/2028 @ $100
5.500%, 08/15/2028(A)	140,000	144,938

		638,387

Materials — 6.0%
Allegheny Technologies
Callable 10/01/2026 @ $103
5.125%, 10/01/2031	140,000	141,078
Carpenter Technology
Callable 07/15/2023 @ $103
6.375%, 07/15/2028	150,000	161,354

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consolidated Energy Finance
Callable 10/08/2021 @ $103
6.875%, 06/15/2025(A)	$150,000	$155,250
DuPont de Nemours
Callable 05/15/2048 @ $100
5.419%, 11/15/2048	100,000	137,561
Greif
Callable 03/01/2022 @ $103
6.500%, 03/01/2027(A)	161,000	168,262
Mercer International
Callable 02/01/2024 @ $103
5.125%, 02/01/2029	160,000	163,400
Rain CII Carbon
Callable 11/08/2021 @ $104
7.250%, 04/01/2025(A)	110,000	112,750
TriMas
Callable 04/15/2024 @ $102
4.125%, 04/15/2029(A)	150,000	153,375
Vulcan Materials
Callable 03/01/2030 @ $100
3.500%, 06/01/2030	185,000	203,093

		1,396,123

Utilities — 2.3%
Florida Power & Light
Callable 06/01/2025 @ $100
3.125%, 12/01/2025	160,000	171,955
National Rural Utilities Cooperative Finance
Callable 11/07/2027 @ $100
3.400%, 02/07/2028	160,000	174,659
Southern California Edison
Callable 05/01/2029 @ $100
2.850%, 08/01/2029	180,000	186,760

		533,374

TOTAL CORPORATE OBLIGATIONS
(Cost $18,392,743)		18,707,839

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bonds
4.375%, 11/15/2039	140,000	194,009
2.375%, 11/15/2049	125,000	133,042
2.000%, 08/15/2051	100,000	98,234
1.375%, 08/15/2050	100,000	84,383
1.125%, 08/15/2040	40,000	34,422

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
U.S. Treasury Notes
1.875%, 07/31/2026	$400,000	$417,359
1.750%, 11/15/2029	105,000	107,904
0.875%, 11/15/2030	100,000	94,899
0.875%, 06/30/2026	100,000	99,648
0.750%, 04/30/2026	285,000	282,807
0.625%, 05/15/2030	110,000	102,670
0.625%, 11/30/2027	200,000	193,156
0.375%, 09/30/2027	100,000	95,422

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,966,360)		1,937,955

LOAN OBLIGATIONS — 3.5%

Communication Services — 0.8%
Terrier Media Buyer, Inc., Term B Loan, 1st Lien
3.585%, VAR LIBOR + 3.500%, 12/17/2026 (C)	186,689	186,223

Consumer Staples — 0.6%
MRO Holdings, Inc., Initial Term Loan, 1st Lien
5.132%, VAR LIBOR + 5.000%, 06/04/2026	146,992	146,870

Financials — 0.7%
Advisor Group Holdings, Inc., Term B-1 Loan, 1st Lien
4.584%, VAR LIBOR + 4.500%, 07/31/2026	147,375	147,525

Information Technology — 0.6%
Ascend Learning, LLC, Initial Term B Loan, 1st Lien
4.000%, VAR LIBOR + 3.000%, 07/12/2024	146,939	146,808

Materials — 0.8%
BWay Holding Company, Initial Term Loan
3.334%, VAR LIBOR + 3.250%, 04/03/2024	197,933	193,695

TOTAL LOAN OBLIGATIONS
(Cost $818,833)		821,121

MORTGAGE-BACKED SECURITIES — 2.6%
FNMA or FHLMC
3.000%, 10/15/2042	325,000	340,069
2.500%, 10/01/2042	265,000	273,230

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $614,831)		$613,299

ASSET-BACKED SECURITY — 0.9%
Citibank Credit Card Issuance Trust, Ser 2018- A6, Cl A6
3.210%, 12/07/2024	$200,000	207,087

TOTAL ASSET-BACKED SECURITY
(Cost $208,120)		207,087

MUNICIPAL BOND — 0.5%
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB
Callable 08/01/2028 @ $100
3.900%, 08/01/2031	105,000	117,786

TOTAL MUNICIPAL BOND
(Cost $113,995)		117,786

TOTAL INVESTMENTS — 96.8%
(Cost $22,114,882)		$22,405,087

A list of the open forward contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/15/21	NZD	1,335	CHF	865	$9
HSBC	12/15/21	USD	40,000	CLP	30,657,787	(2,443)
HSBC	12/15/21	USD	30,000	COP	115,621,388	213
HSBC	12/15/21	USD	22,115	COP	83,746,282	(231)
HSBC	12/15/21	USD	130,000	ZAR	1,866,894	(7,284)
HSBC	12/15/21	USD	141,859	IDR	2,042,274,806	(438)
HSBC	12/15/21	USD	180,656	PLN	687,327	(7,883)
HSBC	12/15/21	USD	230,000	THB	7,511,513	(8,088)
HSBC	12/15/21	USD	260,000	RON	1,091,148	(5,637)
HSBC	12/15/21	ILS	351,981	USD	110,000	746
HSBC	12/15/21	USD	391,243	MXN	7,919,540	(11,656)
HSBC	12/15/21	USD	415,062	TRY	3,683,700	(16,410)
HSBC	12/15/21	USD	452,349	BRL	2,404,355	(16,377)
HSBC	12/15/21	USD	524,265	NOK	4,536,943	(5,588)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/15/21	USD	545,204	SEK	4,697,536	$(8,228)
HSBC	12/15/21	USD	563,525	NZD	795,313	(14,798)
HSBC	12/15/21	USD	571,488	CNH	3,717,591	1,716
HSBC	12/15/21	USD	610,230	CZK	13,158,348	(10,184)
HSBC	12/15/21	USD	620,574	TWD	17,082,987	(3,948)
HSBC	12/15/21	USD	651,869	HUF	193,985,051	(28,266)
HSBC	12/15/21	USD	190,000	PHP	9,823,944	601
HSBC	12/15/21	USD	490,000	PHP	24,952,891	(5,872)
HSBC	12/15/21	USD	751,243	SGD	1,010,751	(6,960)
HSBC	12/15/21	CAD	794,923	USD	628,416	823
HSBC	12/15/21	USD	800,199	AUD	1,100,042	(4,642)
HSBC	12/15/21	SGD	304,423	USD	226,480	2,313
HSBC	12/15/21	SGD	503,047	USD	370,000	(427)
HSBC	12/15/21	USD	596,292	RUB	44,222,295	3,435
HSBC	12/15/21	USD	240,000	RUB	17,668,233	(390)
HSBC	12/15/21	USD	640,000	CAD	814,261	2,860
HSBC	12/15/21	USD	220,000	CAD	278,134	(413)
HSBC	12/15/21	GBP	1,084,755	USD	1,486,855	25,075
HSBC	12/15/21	USD	1,177,922	INR	87,491,799	(9,069)
HSBC	12/15/21	USD	1,230,000	JPY	135,054,738	(15,704)
HSBC	12/15/21	AUD	1,240,477	USD	912,373	15,253
HSBC	12/15/21	AUD	110,000	USD	79,481	(71)
HSBC	12/15/21	USD	1,610,000	CHF	1,474,864	(24,408)
HSBC	12/15/21	USD	1,772,503	GBP	1,293,578	(29,320)
HSBC	12/15/21	CHF	2,070,273	USD	2,252,699	26,996
HSBC	12/15/21	RON	2,200,260	USD	521,243	8,329
HSBC	12/15/21	NZD	2,250,000	USD	1,585,178	32,788
HSBC	12/15/21	CZK	2,386,390	USD	110,000	1,176
HSBC	12/15/21	MXN	3,408,621	USD	166,970	3,593
HSBC	12/15/21	AUD	2,326,000	JPY	188,448,037	12,185
HSBC	12/15/21	AUD	1,340,000	JPY	106,707,835	(9,671)
HSBC	12/15/21	BRL	3,776,620	USD	710,000	25,201
HSBC	12/15/21	TRY	4,005,902	USD	450,000	16,479
HSBC	12/15/21	EUR	5,218,396	USD	6,145,591	91,415
HSBC	12/15/21	NOK	5,620,996	USD	650,000	7,391
HSBC	12/15/21	USD	111,325	EUR	96,000	51
HSBC	12/15/21	USD	5,942,558	EUR	5,042,000	(93,030)
HSBC	12/15/21	CLP	7,547,199	USD	9,768	522

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/15/21	ZAR	5,364,055	USD	369,342	$16,748
HSBC	12/15/21	ZAR	2,436,157	USD	160,000	(135)
HSBC	12/15/21	CNH	7,810,507	USD	1,200,000	(4,279)
HSBC	12/15/21	SEK	7,895,391	USD	911,243	8,721
HSBC	12/15/21	THB	7,860,729	USD	240,264	8,035
HSBC	12/15/21	THB	3,726,160	USD	110,000	(81)
HSBC	12/15/21	PHP	22,353,640	USD	445,665	11,967
HSBC	12/15/21	RUB	17,688,215	USD	240,000	119
HSBC	12/15/21	RUB	7,413,165	USD	100,000	(535)
HSBC	12/15/21	TWD	26,244,860	USD	950,000	2,669
HSBC	12/15/21	INR	84,765,433	USD	1,140,000	7,570
HSBC	12/15/21	KRW	89,506,316	USD	77,203	1,706
HSBC	12/15/21	JPY	161,603,572	USD	1,468,754	15,754
HSBC	12/15/21	JPY	16,710,184	USD	150,000	(244)
HSBC	12/15/21	COP	4,704,004	USD	1,243	14
HSBC	12/15/21	COP	192,950,059	USD	50,000	(420)
HSBC	12/15/21	JPY	113,211,753	AUD	1,420,000	9,050
HSBC	12/15/21	JPY	201,206,699	AUD	2,485,000	(11,910)

						$(3,517)

For the year ended September 30, 2021, the average forward currency contracts to deliver and to receive were $(126,563) and $126,579, respectively.

Percentages are based on Net Assets of $23,135,378.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2021 was $4,758,187 and represents 20.6% of Net Assets.

(B)	Perpetual security with no stated maturity date.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

COP — Colombian Peso

CZK — Czech Koruna

EUR — Euro

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND
SEPTEMBER 30, 2021

FNMA — Federal National Mortgage Association

FHLMC — Federal Home Loan Mortgage Corporation

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PHP— Philippine Peso

PIK — Payment-in-Kind

PLN — Polish Zloty

RB — Revenue Bond

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

SEK — Swedish Krona

Ser — Series

THB — Thai Baht

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

As of September 30, 2021, all of the Fund’s investments in securities and other financial instruments were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 77.7%

	Face Amount	Value

Communication Services — 8.1%
Beasley Mezzanine Holdings
Callable 02/01/2023 @ $104
8.625%, 02/01/2026(A)	$637,000	$649,740
Getty Images
Callable 03/01/2022 @ $105
9.750%, 03/01/2027(A)	320,000	340,800
Houghton Mifflin Harcourt Publishers
Callable 02/15/2022 @ $105
9.000%, 02/15/2025(A)	580,000	616,859
Innovate
Callable 02/01/2023 @ $104
8.500%, 02/01/2026(A)	510,000	507,450
Interface
Callable 12/01/2023 @ $103
5.500%, 12/01/2028(A)	881,000	925,050
Outfront Media Capital
Callable 01/15/2024 @ $102
4.250%, 01/15/2029(A)	913,000	904,920
Salem Media Group
Callable 11/08/2021 @ $102
6.750%, 06/01/2024(A)	300,000	299,625
Spanish Broadcasting System
Callable 09/01/2023 @ $105
9.750%, 03/01/2026(A)	924,000	965,095

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Urban One
Callable 02/01/2024 @ $104
7.375%, 02/01/2028(A)	$636,000	$681,897

		5,891,436

Consumer Discretionary — 17.3%
Allied Universal Holdco
Callable 06/01/2024 @ $102
4.625%, 06/01/2028(A)	311,000	310,518
Callable 06/01/2024 @ $102
4.625%, 06/01/2028(A)	241,000	240,248
Arrow Bidco
Callable 11/08/2021 @ $105
9.500%, 03/15/2024(A)	867,000	884,340
Brightline Trains Florida
8.000%, 01/01/2028(B)(C)	980,000	985,880
Cimpress
Callable 11/08/2021 @ $105
7.000%, 06/15/2026(A)	550,000	573,606
Cooper-Standard Automotive
Callable 11/15/2021 @ $103
5.625%, 11/15/2026(A)	173,000	141,194
CoreCivic
Callable 04/15/2024 @ $104
8.250%, 04/15/2026	722,000	736,440
Callable 07/15/2027 @ $100
4.750%, 10/15/2027	410,000	359,308
Deluxe
Callable 06/01/2024 @ $104
8.000%, 06/01/2029(A)	73,000	76,285
GYP Holdings III
Callable 05/01/2024 @ $102
4.625%, 05/01/2029(A)	541,000	547,086
Mattel
Callable 05/01/2041 @ $100
5.450%, 11/01/2041	732,000	867,420
Metis Merger Sub
Callable 05/15/2024 @ $103
6.500%, 05/15/2029(A)	578,000	562,105
Park River Holdings
Callable 08/01/2024 @ $103
6.750%, 08/01/2029(A)	730,000	731,825
Party City Holdings
Callable 08/15/2023 @ $104
8.750%, 02/15/2026(A)	1,035,000	1,082,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
PM General Purchaser
Callable 10/01/2023 @ $105
9.500%, 10/01/2028(A)	$580,000	$612,260
Premier Entertainment Sub
Callable 09/01/2026 @ $103
5.875%, 09/01/2031(A)	1,022,000	1,032,523
Rent-A-Center
Callable 02/15/2024 @ $103
6.375%, 02/15/2029(A)	468,000	504,855
Staples
Callable 04/15/2022 @ $105
10.750%, 04/15/2027(A)	355,000	345,681
Callable 04/15/2022 @ $104
7.500%, 04/15/2026(A)	403,000	408,733
SWF Escrow Issuer
Callable 10/01/2024 @ $103
6.500%, 10/01/2029(A)	520,000	506,636
TKC Holdings
Callable 05/15/2024 @ $105
10.500%, 05/15/2029(A)	721,000	790,396
Vista Outdoor
Callable 03/15/2024 @ $102
4.500%, 03/15/2029(A)	243,000	246,419

		12,546,627

Consumer Staples — 0.5%
HLF Financing Sarl
Callable 06/01/2024 @ $102
4.875%, 06/01/2029(A)	330,000	330,000

Energy — 20.5%
Archrock Partners
Callable 04/01/2022 @ $105
6.875%, 04/01/2027(A)	520,000	546,000
Bristow Group
Callable 03/01/2024 @ $103
6.875%, 03/01/2028(A)	696,000	724,202
Conuma Coal Resources
Callable 11/08/2021 @ $103
10.000%, 05/01/2023(A)	460,000	460,000
CSI Compressco
Callable 11/08/2021 @ $106
7.500%, 04/01/2025(A)	950,000	935,750
Ensign Drilling
Callable 11/08/2021 @ $105
9.250%, 04/15/2024(A)	796,000	768,140

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Exterran Energy Solutions
Callable 11/08/2021 @ $104
8.125%, 05/01/2025	$954,000	$903,915
GAC Holdco
Callable 08/15/2023 @ $106
12.000%, 08/15/2025(A)	1,120	1,112,579
Global Partners
Callable 08/01/2022 @ $104
7.000%, 08/01/2027	590,000	615,075
ITT Holdings
Callable 08/01/2024 @ $103
6.500%, 08/01/2029(A)	686,000	692,003
Natural Resource Partners
Callable 11/08/2021 @ $105
9.125%, 06/30/2025(A)	931,000	937,983
NGL Energy Operating
Callable 02/01/2023 @ $104
7.500%, 02/01/2026(A)	718,000	731,462
Patterson-UTI Energy
Callable 08/15/2029 @ $100
5.150%, 11/15/2029	653,000	670,147
Shelf Drilling Holdings
Callable 03/15/2022 @ $107
8.875%, 11/15/2024(A)	440,000	451,000
Solaris Midstream Holdings
Callable 04/01/2023 @ $104
7.625%, 04/01/2026(A)	660,000	707,292
Summit Midstream Holdings
Callable 11/08/2021 @ $103
5.750%, 04/15/2025	1,218,000	1,108,380
Callable 11/08/2021 @ $100
5.500%, 08/15/2022	40,000	39,746
TransMontaigne Partners
Callable 10/22/2021 @ $105
6.125%, 02/15/2026	629,000	640,008
Transocean Pontus
Callable 11/08/2021 @ $105
6.125%, 08/01/2025(A)	198,320	198,320
Transocean Poseidon
Callable 02/01/2022 @ $105
6.875%, 02/01/2027(A)	647,000	643,719
USA Compression Partners
Callable 11/08/2021 @ $105
6.875%, 04/01/2026	460,000	478,953

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Callable 09/01/2022 @ $105
6.875%, 09/01/2027	$270,000	$285,822
Welltec
Callable 11/08/2021 @ $104
9.500%, 12/01/2022(A)	990,000	990,000
Welltec International ApS
Callable 10/15/2023 @ $104
8.250%, 10/15/2026(A)	257,000	257,000

		14,897,496

Financials — 2.4%
AG Issuer
Callable 03/01/2023 @ $103
6.250%, 03/01/2028(A)	341,000	357,538
Burford Capital Global Finance
Callable 04/15/2024 @ $103
6.250%, 04/15/2028(A)	89,000	94,325
Midcap Financial Issuer Trust
Callable 05/01/2024 @ $103
6.500%, 05/01/2028(A)	524,000	547,355
VistaJet Malta Finance
Callable 06/01/2022 @ $105
10.500%, 06/01/2024(A)	670,000	727,788

		1,727,006

Health Care — 1.7%
AdaptHealth
Callable 03/01/2025 @ $103
5.125%, 03/01/2030(A)	385,000	385,192
Mozart Debt Merger Sub
Callable 10/01/2024 @ $103
5.250%, 10/01/2029(A)	75,000	75,000
Organon
Callable 04/30/2026 @ $103
5.125%, 04/30/2031(A)	748,000	785,662

		1,245,854

Industrials — 13.3%
Alta Equipment Group
Callable 04/15/2023 @ $103
5.625%, 04/15/2026(A)	692,000	711,030
Altera Infrastructure
Callable 10/22/2021 @ $102
8.500%, 07/15/2023(A)	679,000	516,040

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Arcosa
Callable 04/15/2024 @ $102
4.375%, 04/15/2029(A)	$600,000	$607,500
Artera Services
Callable 02/04/2023 @ $105
9.033%, 12/04/2025(A)	327,000	354,795
Brundage-Bone Concrete Pumping Holdings
Callable 02/01/2023 @ $103
6.000%, 02/01/2026(A)	908,000	946,590
Cleaver-Brooks
Callable 11/08/2021 @ $102
7.875%, 03/01/2023(A)	830,000	817,550
F-Brasile
Callable 08/15/2022 @ $104
7.375%, 08/15/2026(A)	864,000	889,920
Granite US Holdings
Callable 10/01/2022 @ $106
11.000%, 10/01/2027(A)	580,000	635,100
H&E Equipment Services
Callable 12/15/2023 @ $102
3.875%, 12/15/2028(A)	591,000	588,695
JPW Industries Holding
Callable 11/08/2021 @ $105
9.000%, 10/01/2024(A)	1,054,000	1,102,748
Navios South American Logistics
Callable 08/01/2022 @ $108
10.750%, 07/01/2025(A)	714,000	774,690
New Enterprise Stone & Lime
Callable 07/15/2023 @ $105
9.750%, 07/15/2028(A)	500,000	543,750
Callable 07/15/2024 @ $103
5.250%, 07/15/2028(A)	292,000	295,285
Triumph Group
Callable 02/01/2023 @ $104
8.875%, 06/01/2024(A)	172,000	189,200
Callable 11/08/2021 @ $104
7.750%, 08/15/2025	729,000	721,145

		9,694,038

Information Technology — 4.6%
Austin BidCo
Callable 12/15/2023 @ $104
7.125%, 12/15/2028(A)	637,000	641,777

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consensus Cloud Solutions
Callable 10/15/2026 @ $102
6.500%, 10/15/2028(A)	$394,000	$408,874
Exela Intermediate
Callable 11/08/2021 @ $103
10.000%, 07/15/2023(A)	215,000	166,625
ION Trading Technologies Sarl
Callable 05/15/2024 @ $103
5.750%, 05/15/2028(A)	348,000	354,830
NCR
Callable 04/15/2024 @ $103
5.125%, 04/15/2029(A)	32,000	33,000
Plantronics
Callable 03/01/2024 @ $102
4.750%, 03/01/2029(A)	788,000	737,828
Xerox Holdings
Callable 07/15/2028 @ $100
5.500%, 08/15/2028(A)	937,000	970,048

		3,312,982

Materials — 8.4%
Allegheny Technologies
Callable 10/01/2026 @ $103
5.125%, 10/01/2031	718,000	723,528
Consolidated Energy Finance
Callable 10/15/2024 @ $103
5.625%, 10/15/2028(A)	603,000	603,000
GPD
Callable 04/01/2022 @ $105
10.125%, 04/01/2026(A)	712,000	770,740
JW Aluminum Continuous Cast
Callable 10/22/2021 @ $108
10.250%, 06/01/2026(A)	580,000	622,340
Koppers
Callable 11/08/2021 @ $103
6.000%, 02/15/2025(A)	613,000	626,792
Rain CII Carbon
Callable 11/08/2021 @ $104
7.250%, 04/01/2025(A)	705,000	722,625
Schweitzer-Mauduit International
Callable 11/08/2021 @ $105
6.875%, 10/01/2026(A)	590,000	613,646
SunCoke Energy
Callable 06/30/2024 @ $102
4.875%, 06/30/2029(A)	359,000	357,654

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Unifrax Escrow Issuer
Callable 09/30/2024 @ $104
7.500%, 09/30/2029(A)	$366,000	$375,066
Venator Finance Sarl
Callable 11/08/2021 @ $103
5.750%, 07/15/2025(A)	740,000	699,300

		6,114,691

Utilities — 0.9%
Ferrellgas Escrow
Callable 04/01/2024 @ $103
5.875%, 04/01/2029(A)	672,000	651,840

TOTAL CORPORATE OBLIGATIONS
(Cost $53,798,556)		56,411,970

LOAN OBLIGATIONS — 18.6%

Communication Services — 2.0%
Direct TV Financing, LLC, Term Loan, 1st Lien
5.750%, VAR LIBOR + 5.000%, 07/22/2027	350,000	350,109
Research Now Group, Inc., Initial Term Loan, 1st Lien
6.500%, VAR LIBOR + 5.500%, 12/20/2024	1,098,295	1,084,335

		1,434,444

Consumer Discretionary — 2.0%
24 Hour Fitness Worldwide, Inc., Term Loan, 1st Lien
5.132%, VAR LIBOR + 5.000%, 12/29/2025	193,376	165,981
PSS Industrial Group Corp., Term Loan, 1st Lien
9.500%, VAR LIBOR + 8.000%, 04/10/2025	534,670	427,736
Wahoo Fitness, LLC, Term Loan, 1st Lien
6.750%, VAR LIBOR + 5.750%, 08/11/2028	870,000	848,250

		1,441,967

Consumer Staples — 0.8%
MRO Holdings, Inc., Initial Term Loan, 1st Lien
5.132%, VAR LIBOR + 5.000%, 06/04/2026	573,357	572,881

Energy — 1.1%
WaterBridge Midstream Operating, LLC, Initial Term Loan, 1st Lien
6.750%, VAR LIBOR + 5.750%, 06/18/2026	834,898	812,531

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

LOAN OBLIGATIONS — continued

	Face Amount	Value

Financials — 1.3%
RLG Holdings, Term Loan, 2nd Lien
8.250%, VAR LIBOR + 7.500%, 07/02/2029	996,000	$984,795

Industrials — 7.6%
ARC Falcon I, Term Loan, 2nd Lien
7.500%, VAR LIBOR + 7.000%, 09/22/2029 (D)	740,000	734,450
ASP LS Acquisition, Initial Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.500%, 05/07/2028	320,000	320,266
Brand Energy & Infrastructure Services, Inc.
(fka FR Brand Acquisition Corp), Initial Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 06/21/2024	147,686	146,276
DXP Enterprises, Inc., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR + 4.750%, 12/16/2027	535,950	533,774
FCG Acquisitions, Initial Term Loan, 2nd Lien
7.250%, VAR LIBOR + 6.750%, 04/01/2029	212,800	212,268
Forming Machining Industries Holdings, LLC, Initial Term Loan, 1st Lien
4.382%, VAR LIBOR + 4.250%, 10/09/2025	246,827	227,081
Forming Machining Industries Holdings, LLC, Initial Term Loan, 2nd Lien
8.382%, VAR LIBOR + 8.250%, 10/09/2026	500,000	375,000
NA Rail Hold Co., LLC, Tranche B-1 Term Loan, 1st Lien
4.632%, VAR LIBOR + 4.500%, 10/19/2026	364,450	365,361
One Sky Flight, LLC, Term Loan, 1st Lien
8.500%, VAR LIBOR + 7.500%, 12/19/2024	544,199	537,396
One Stop Mailing, LLC, Term Loan, 1st Lien
7.250%, VAR LIBOR + 6.250%, 04/29/2027	1,014,536	996,781
Veregy Consolidated, Inc., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR + 6.000%, 11/02/2027	843,625	843,625
Werner Finco LP (Werner Finco, Inc.), Initial Term Loan, 1st Lien
5.000%, VAR LIBOR + 4.000%, 07/24/2024	246,154	246,154

		5,538,432

Information Technology — 1.9%
ConvergeOne Holdings, Corp., Initial Term Loan, 2nd Lien
8.584%, VAR LIBOR + 8.500%, 01/14/2027	140,000	135,334

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

LOAN OBLIGATIONS — continued

	Face Amount	Value

Information Technology — continued
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.), Initial Term Loan, 1st Lien
5.000%, VAR LIBOR +4.250%, 12/10/2025	$ `348,250	$348,521
McAfee, Term Loan, 1st Lien
5.750%, VAR LIBOR + 5.00%, 07/27/2028	865,000	864,732

		1,348,587

Materials — 1.9%
Alchemy US Holdco 1, LLC, Initial Term Loan, 1st Lien
5.585%, VAR LIBOR + 5.500%, 10/10/2025	577,721	574,833
ASP Unifrax Holdings, Inc., Term Loan, 2nd Lien
8.584%, VAR LIBOR + 8.500%, 12/14/2026	350,000	345,040
Hyperion Materials and Technologies, Term Loan, 1st Lien
5.000%, VAR LIBOR + 4.500%, 08/28/2026	490,000	490,612

		1,410,485

TOTAL LOAN OBLIGATIONS
(Cost $13,501,893)		13,544,122

COMMON STOCK — 0.3%

	Shares
24 Hour Fitness Worldwide, Inc.* (B)(C)(E)	90,461	135,691
Party City Holdings *	11,517	81,771

TOTAL COMMON STOCK
(Cost $601,018)		217,462

PREFERRED STOCK — 0.1%
24 Hour Fitness Worldwide, Inc.*#(B)(C)(E)	22,590	56,475

TOTAL PREFERRED STOCK
(Cost $30,497)		56,475

TOTAL INVESTMENTS — 96.7%
(Cost $67,931,964)		$70,230,029

Percentages are based on Net Assets of $72,594,603.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

*	Non-income producing security.
#	There is currently no rate available.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2021 was $47,276,203 and represents 65.1% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2021 was $1,178,046 and represented 1.6% of the Net Assets of the Fund.

(D)	Unsettled Bank Loan.
(E)	Securities considered restricted. The total market value of such securities as of September 30, 2021 was $192,166 and represented 0.3% of Net Assets.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

VAR — Variable Rate

The following table summarizes the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$55,426,090	$985,880	$56,411,970
Loan Obligations	—	13,544,122	—	13,544,122
Common Stock	81,771	—	135,691	217,462
Preferred Stock	—	—	56,475	56,475

Total Investments in Securities	$81,771	$68,970,212	$1,178,046	$70,230,029

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND
SEPTEMBER 30, 2021

The following is a reconciliation of the investments in which significant observable inputs (Level 3) were used in determining fair value:

	Corporate Obligations	Common Stock	Preferred Stock	Totals

Beginning balance as of October 1, 2020	$—	$—	$—	$—

Accrued discounts/premiums	—	—	—	—

Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	5,880	(465,326)	25,978	(433,468)

Purchases	980,000	—	—	980,000

Sales	—	—	—	—

Restructuring	—	601,017	30,497	631,514

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Ending balance as of September 30, 2021	$985,880	$135,691	$56,475	$1,178,046

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$5,880	$(465,326)	$25,978	$(433,468)

For the year ended September 30, 2021, Level 3 securities held in the Fund with a total value of $1,178,046 have been valued using third party broker quoted pricing information without adjustments.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND
SEPTEMBER 30, 2021

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8%

	Shares	Value

Communication Services — 1.3%
Nexstar Media Group, Cl A	1,080	$164,117

Consumer Discretionary — 10.4%
Dana	7,035	156,458
Helen of Troy *	760	170,757
KB Home	3,455	134,468
Kontoor Brands	2,200	109,890
Liquidity Services *	8,155	176,230
Marriott Vacations Worldwide	1,165	183,289
Wyndham Hotels & Resorts	2,408	185,874
Zumiez *	4,315	171,565

		1,288,531

Energy — 5.1%
ChampionX *	6,990	156,296
Denbury *	2,330	163,683
EQT *	7,065	144,550
Green Plains *	5,005	163,413

		627,942

Financials — 18.7%
Argo Group International Holdings	3,280	171,282
Atlantic Union Bankshares	4,265	157,165
Banc of California	6,690	123,698
BancorpSouth Bank	9,105	271,147
Enterprise Financial Services	2,875	130,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND
SEPTEMBER 30, 2021

COMMON STOCK — continued

	Shares	Value

Financials — continued
First Foundation	6,210	$163,323
Kemper	2,475	165,305
PacWest Bancorp	2,965	134,374
Radian Group	7,250	164,720
Southside Bancshares	4,990	191,067
SouthState	1,650	123,206
TPG RE Finance Trust ‡	9,945	123,119
TriCo Bancshares	3,855	167,307
Washington Federal	6,610	226,789

		2,312,682

Health Care — 11.3%
Avanos Medical *	4,795	149,604
Covetrus *	6,775	122,899
Ligand Pharmaceuticals *	1,645	229,181
MEDNAX *	6,370	181,099
Owens & Minor	5,070	158,640
Pacira BioSciences *	3,195	178,920
Premier, Cl A	5,227	202,599
Supernus Pharmaceuticals *	6,360	169,621

		1,392,563

Industrials — 15.9%
Copa Holdings, Cl A *	1,770	144,042
Energy Recovery *	6,395	121,697
Harsco *	6,475	109,751
Hub Group, Cl A *	2,285	157,094
Kirby *	2,485	119,181
ManpowerGroup	1,485	160,796
Ryder System	2,415	199,745
Spirit AeroSystems Holdings, Cl A	3,195	141,187
SPX *	2,460	131,487
SPX FLOW	1,620	118,422
Terex	3,365	141,666
Textainer Group Holdings *	5,180	180,834
Rexnord	3,635	233,694

		1,959,596

Information Technology — 11.2%
A10 Networks *	9,430	127,116
Belden	2,055	119,724
Blackbaud *	2,885	202,960
Cambium Networks *	3,405	123,227
J2 Global *	1,385	189,219
National Instruments	3,150	123,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND
SEPTEMBER 30, 2021

COMMON STOCK — continued

	Shares	Value

Information Technology — continued
Rambus *	7,345	$163,059
Semtech *	2,485	193,755
SPS Commerce *	860	138,726

		1,381,361

Materials — 5.1%
Allegheny Technologies *	6,905	114,830
Arconic *	3,580	112,913
Avient	2,980	138,123
Hecla Mining	21,880	120,340
Tronox Holdings PLC	5,660	139,519

		625,725

Real Estate — 12.5%
Alexander & Baldwin ‡	9,685	227,016
DiamondRock Hospitality ‡ *	20,725	195,851
Four Corners Property Trust ‡	7,830	210,314
Howard Hughes *	1,425	125,129
Independence Realty Trust ‡	8,480	172,568
Lexington Realty Trust ‡	10,360	132,090
Physicians Realty Trust ‡	13,095	230,734
Piedmont Office Realty Trust, Cl A ‡	7,425	129,418
Rayonier ‡	3,385	120,777

		1,543,897

Utilities — 4.3%
Black Hills	3,085	193,614
ONE Gas	2,645	167,614
Portland General Electric	3,600	169,164

		530,392

TOTAL COMMON STOCK (Cost $10,399,514)		11,826,806

EXCHANGE TRADED FUNDS — 0.5%
iShares Russell 2000 ETF	140	30,625
iShares Russell 2000 Value ETF	160	25,637

TOTAL EXCHANGE TRADED FUNDS (Cost $54,950)		56,262

TOTAL INVESTMENTS — 96.3% (Cost $10,454,464)		$11,883,068

Percentages are based on Net Assets of $12,343,357.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND
SEPTEMBER 30, 2021

‡ Real Estate Investment Trust

Cl — Class

ETF — Exchange Traded Fund

PLC — Public Limited Company

As of September 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U. S. generally accepted accounting principles.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Enhanced Core Plus Fund	High Yield Fund	Small Company Sustainability Fund
Assets:
Investments, at Value (Cost $22,114,882, $67,931,964 and $10,454,464, respectively)	$22,405,087	$70,230,029	$11,883,068
Cash	1,167,738	2,091,412	470,711
Unrealized Appreciation on Forward Foreign Currency Contracts	361,523	–	–
Interest and Dividend Receivable	196,018	1,173,631	11,024
Receivable Due from Investment Adviser	20,361	–	14,933
Receivable for Investment Securities Sold	1,229	2,279,519	133,471
Receivable for Capital Shares Sold	–	60	–
Prepaid Expenses	20,014	12,436	10,685

Total Assets	24,171,970	75,787,087	12,523,892

Liabilities:
Payable for Investment Securities Purchased	614,831	3,057,913	134,715
Unrealized Depreciation on Forward Foreign Currency Contracts	365,040	–	–
Audit Fees Payable	27,600	27,600	24,600
Payable Due to Administrator	9,452	9,452	9,452
Chief Compliance Officer Fees Payable	748	2,397	414
Trustees Fees Payable	47	149	26
Distribution Fees Payable (Investor Shares)	43	998	6
Payable for Capital Shares Redeemed	–	61,221	–
Due to Adviser	–	1,701	–
Unfunded Bank Loans	–	418	–
Other Accrued Expenses	18,831	30,635	11,322

Total Liabilities	1,036,592	3,192,484	180,535

Net Assets	$23,135,378	$72,594,603	$12,343,357

Net Assets Consist of:
Paid-in Capital	$22,692,269	$69,245,350	$8,623,886
Total Distributable Earnings	443,109	3,349,253	3,719,471

Net Assets	$23,135,378	$72,594,603	$12,343,357

Institutional Shares
Net Assets	$22,917,614	$66,854,305	$12,320,132
Shares Issued and Outstanding (unlimited authorization — no par value)	2,217,502	6,471,566	877,263
Net Asset Value, Offering and Redemption Price Per Share	$10.33	$10.33	$14.04

Investor Shares
Net Assets	$217,764	$5,740,298	$23,225
Shares Issued and Outstanding (unlimited authorization — no par value)	21,087	556,107	1,651
Net Asset Value, Offering and Redemption Price Per Share	$10.33	$10.32	$14.07

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
FOR THE YEAR ENDED
SEPTEMBER 30, 2021

STATEMENTS OF OPERATIONS

	Enhanced Core Plus Fund	High Yield Fund	Small Company Sustainability Fund
Investment Income:
Interest Income	$555,422	$5,021,369	$27
Dividend Income	–	6,677	150,553
Less: Foreign Taxes Withheld	–	–	(133)

Total Investment Income	555,422	5,028,046	150,447

Expenses:
Administration Fees (Note 4)	114,792	114,792	114,792
Investment Advisory Fees (Note 5)	72,857	344,128	88,102
Trustees’ Fees	6,137	19,663	3,747
Chief Compliance Officer Fees (Note 3)	3,487	7,708	2,731
Distribution Fees (Investor Shares)	287	7,060	39
Transfer Agent Fees (Note 4)	51,007	67,240	48,278
Registration Fees	36,515	40,269	34,318
Audit Fees	30,600	27,600	24,600
Legal Fees	15,239	45,948	8,813
Printing Fees	10,187	27,678	5,942
Custodian Fees (Note 4)	1,018	2,494	2,664
Other Expenses	27,419	54,905	9,554

Total Expenses	369,545	759,485	343,580

Less:
Waiver of Investment Advisory Fees (Note 5)	(72,857)	(283,194)	(88,102)
Reimbursement by Investment Adviser	(190,082)	–	(140,320)
Fees Paid Indirectly (Note 4)	(6)	(9)	(8)

Net Expenses	106,600	476,282	115,150

Net Investment Income	448,822	4,551,764	35,297

Net Realized Gain/(Loss) on:
Investments	118,744	1,116,567	2,825,569
Forward Foreign Currency Contracts	368	–	–
Foreign Currency Transactions	94	–	–

Net Realized Gain	119,206	1,116,567	2,825,569

Net Change in Unrealized Appreciation/ (Depreciation) on:
Investments	(177,959)	4,462,363	1,698,845
Forward Foreign Currency Contracts	21,531	–	–

Net Change in Unrealized Appreciation (Depreciation)	(156,428)	4,462,363	1,698,845

Net Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(37,222)	5,578,930	4,524,414

Net Increase in Net Assets Resulting from Operations	$411,600	$10,130,694	$4,559,711

    Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020(1)
Operations:
Net Investment Income	$448,822	$385,163
Net Realized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	119,206	(15,983)
Net Unrealized Appreciation (Depreciation) on Investments and Forward Foreign Currency Contracts	(156,428)	443,116

Net Increase in Net Assets Resulting from Operations	411,600	812,296

Distributions:
Institutional Shares	(425,483)	(351,932)
Investor Shares	(2,590)	(782)

Total Distributions	(428,073)	(352,714)

Capital Share Transactions:(2)
Institutional Shares:
Issued	6,720,416	15,752,875
Reinvestment of Dividends and Distributions	120,515	31,153
Redeemed	(127,046)	(23,019)

Increase from Institutional Shares Capital Share Transactions	6,713,885	15,761,009

Investor Shares:
Issued	150,924	70,213
Reinvestment of Dividends and Distributions	2,590	764
Redeemed	(1,645)	(5,471)

Increase from Investor Shares Capital Share Transactions	151,869	65,506

Net Increase in Net Assets from Capital Share Transactions	6,865,754	15,826,515

Total Increase in Net Assets	6,849,281	16,286,097

Net Assets:
Beginning of Year	16,286,097	—

End of Year	$23,135,378	$16,286,097

(1) The Fund commenced operations on October 1, 2019.

(2) For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net Investment Income	$4,551,764	$2,521,200
Net Realized Gain on Investments	1,116,567	248,318
Net Unrealized Appreciation (Depreciation) on Investments	4,462,363	(2,124,579)

Net Increase in Net Assets Resulting from Operations	10,130,694	644,939

Distributions:
Institutional Shares	(4,345,671)	(3,298,985)
Investor Shares	(200,899)	(53,705)

Total Distributions	(4,546,570)	(3,352,690)

Capital Share Transactions:(1)
Institutional Shares:
Issued	20,149,452	23,309,492
Reinvestment of Dividends and Distributions	2,696,854	1,306,698
Redemption Fees(2)	1,585	765
Redeemed	(8,374,009)	(1,969,126)

Increase from Institutional Shares Capital Share Transactions	14,473,882	22,647,829

Investor Shares:
Issued	5,483,006	1,171,076
Reinvestment of Dividends and Distributions	200,899	53,704
Redemption Fees(2)	836	—
Redeemed	(779,113)	(604,480)

Increase from Investor Shares Capital Share Transactions	4,905,628	620,300

Net Increase in Net Assets from Capital Share Transactions	19,379,510	23,268,129

Total Increase in Net Assets	24,963,634	20,560,378

Net Assets:
Beginning of Year	47,630,969	27,070,591

End of Year	$72,594,603	$47,630,969

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

(2) For redemption fees, see Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net Investment Income	$35,297	$45,445
Net Realized Gain (Loss) on Investments	2,825,569	(534,485)
Net Unrealized Appreciation (Depreciation) on Investments	1,698,845	(648,080)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,559,711	(1,137,120)

Distributions:
Institutional Shares	(46,674)	(792,953)
Investor Shares	(3)	(9)

Total Distributions	(46,677)	(792,962)

Capital Share Transactions:(1)
Institutional Shares:
Issued	132,825	180,687
Reinvestment of Dividends and Distributions	46,674	792,953
Redeemed	(464,888)	(927,178)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(285,389)	46,462

Investor Shares:
Issued	33,130	—
Reinvestment of Dividends and Distributions	3	9
Redeemed	(11,497)	—

Increase from Investor Shares Capital Share Transactions	21,636	9

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(263,753)	46,471

Total Increase (Decrease) in Net Assets	4,249,281	(1,883,611)

Net Assets:
Beginning of Year	8,094,076	9,977,687

End of Year	$12,343,357	$8,094,076

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

	Year Ended September 30,	Year Ended September 30,
Institutional Shares	2021	2020*
Net Asset Value, Beginning of Year	$10.30	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.24	0.25
Net Realized and Unrealized Gain	0.01	0.28

Total from Operations	0.25	0.53

Dividends and Distributions:
Net Investment Income	(0.22)	(0.23)
Net Realized Gain	—	—^

Total Dividends and Distributions	(0.22)	(0.23)

Net Asset Value, End of Year	$10.33	$10.30

Total Return†	2.41%	5.38%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$22,917	$16,219
Ratio of Expenses to Average Net Assets	0.54%	0.54%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.88%	2.87%**
Ratio of Net Investment Income to Average Net Assets	2.28%	2.53%**
Portfolio Turnover Rate	72%	116%***

*	Commenced operations on October 1, 2019.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$10.29	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.21	0.22
Net Realized and Unrealized Gain	0.02	0.28

Total from Operations	0.23	0.50

Dividends and Distributions:
Net Investment Income	(0.19)	(0.21)
Net Realized Gain	—	—^

Total Dividends and Distributions	(0.19)	(0.21)

Net Asset Value, End of Year	$10.33	$10.29

Total Return†	2.28%	5.08%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$218	$67
Ratio of Expenses to Average Net Assets	0.79%	0.79%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.12%	3.19%**
Ratio of Net Investment Income to Average Net Assets	2.05%	2.20%**
Portfolio Turnover Rate	72%	116%***

*	Commenced operations on October 1, 2019.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year/Period

Institutional Shares	Year Ended, September 30, 2021	Year Ended, September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.32	$10.18	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.74	0.66	0.57
Net Realized and Unrealized Gain (Loss)	1.00	(0.64)	0.17

Total from Operations	1.74	0.02	0.74

Dividends and Distributions:
Net Investment Income	(0.70)	(0.70)	(0.56)
Net Realized Gain	(0.03)	(0.18)	—

Total Dividends and Distributions	(0.73)	(0.88)	(0.56)

Net Asset Value, End of Year/Period	$10.33	$9.32	$10.18

Total Return†	19.19%	0.55%	7.53%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$66,855	$46,918	$27,030
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.20%	1.59%	2.08%**
Ratio of Net Investment Income to Average Net Assets	7.29%	7.04%	6.77%**
Portfolio Turnover Rate	71%	90%	58%***

*	Commenced operations on December 3, 2018.
**	Annualized.
***	Not Annualized.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year/Period

Investor Shares	Year Ended, September 30, 2021	Year Ended, September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.31	$10.19	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.70	0.63	0.59
Net Realized and Unrealized Gain (Loss)	1.02	(0.65)	0.14

Total from Operations	1.72	(0.02)	0.73

Dividends and Distributions:
Net Investment Income	(0.68)	(0.68)	(0.54)
Net Realized Gain	(0.03)	(0.18)	—

Total Dividends and Distributions	(0.71)	(0.86)	(0.54)

Net Asset Value, End of Year/Period	$10.32	$9.31	$10.19

Total Return†	18.94%	0.11%	7.51%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,740	$713	$41
Ratio of Expenses to Average Net Assets	1.00%	0.99%	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.43%	1.77%	2.38%**
Ratio of Net Investment Income to Average Net Assets	6.86%	6.99%	6.94%**
Portfolio Turnover Rate	71%	90%	58%***

*	Commenced operations on December 3, 2018.
**	Annualized.
***	Not Annualized.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year/Period

Institutional Shares	Year Ended, September 30, 2021	Year Ended, September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.03	$11.14	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.04	0.05	0.04
Net Realized and Unrealized Gain (Loss)	5.02	(1.28)	1.10

Total from Operations	5.06	(1.23)	1.14

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	—^
Net Realized Gain	—	(0.81)	—

Total Dividends and Distributions	(0.05)	(0.88)	—

Net Asset Value, End of Year/Period	$14.04	$9.03	$11.14

Total Return†	56.17%	(12.51)%	11.45%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$12,320	$8,094	$9,978
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.92%	3.85%	4.07%**
Ratio of Net Investment Income to Average Net Assets	0.30%	0.52%	0.62%**
Portfolio Turnover Rate	108%	136%	131%***

*	Commenced operations on December 19, 2018.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW
SMALL COMPANY SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year/Period

Investor Shares	Year Ended, September 30, 2021	Year Ended, September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.05	$11.14	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.01	0.14	0.13
Net Realized and Unrealized Gain (Loss)	5.06	(1.35)	1.01

Total from Operations	5.07	(1.21)	1.14

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	—^
Net Realized Gain	—	(0.81)	—

Total Dividends and Distributions	(0.05)	(0.88)	—

Net Asset Value, End of Year/Period	$14.07	$9.05	$11.14

Total Return†	56.16%	(12.32)%	11.45%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$23	$—	$—
Ratio of Expenses to Average Net Assets	1.23%	0.00%‡	0.00%**‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	3.06%	3.57%	3.52%**
Ratio of Net Investment Income to Average Net Assets	0.08%	1.50%	1.48%**
Portfolio Turnover Rate	108%	136%	131%***

*	Commenced operations on December 19, 2018.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The ratio rounds to 0.00% due to the relative net asset value of Investor Shares. Prospectively, it is expected the ratio of net expenses to average net asset would approximate 1.23% (4.32% excluding waivers) and 1.23% (4.10% excluding waivers, reimbursements and fees paid indirectly), for the period ended September 2019 and year ended September 30, 2020, respectively.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 Funds. The financial statements herein are those of the Mesirow Funds (the “Funds”) (formerly, Mesirow Financial Funds). The investment objective of the Mesirow Enhanced Core Plus Fund (the “Enhanced Core Plus Fund”) (formerly, Mesirow Financial Enhanced Core Plus Fund) is to seek to maximize total return through capital appreciation and current income consistent with preservation of capital. The investment objective of the Mesirow High Yield Fund (the “High Yield Fund”) (formerly, Mesirow Financial High Yield Fund) is to seek to provide a high level of current income consistent with the preservation of principal. The investment objective of the Mesirow Small Company Sustainability Fund (the “Small Company Sustainability Fund”) (formerly, Mesirow Financial Small Cap Value Sustainability Fund) is to seek to provide long-term capital appreciation with less volatility than the U.S. small cap value market. Each of the funds is classified as a diversified investment company. Mesirow Financial Investment Management, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Institutional and Investor Shares. The Enhanced Core Plus Fund, High Yield Fund and the Small Company Sustainability Fund commenced operations on October 1, 2019, December 3, 2018 and December 19, 2018, respectively. The financial statements of the remaining Funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of September 30, 2021, the total market value of securities in the High Yield Fund valued in accordance with fair value procedures was $1,178,046 or 1.6% of the Fund’s net assets. Enhanced Core Plus Fund and the Small Company Sustainability Fund had no fair value securities.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of September 30, 2021.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

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Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Enhanced Core Plus Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. The High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The Small Company Sustainability Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. All distributions are recorded on ex-dividend date.

Redemption Fees — The High Yield Fund imposes a 1.00% redemption fee on the value of the Institutional Shares and Investor shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The High Yield Fund, Institutional Shares imposed redemption fees of $1,585 and $765, for the years ended September 30, 2021 and 2020, respectively. The High Yield Fund, Investor Shares imposed redemption fees of $836 for the year ended September 30, 2021.

Loan Obligations — To the extent consistent with its investment objective and strategies, certain Funds may invest in U.S. dollar denominated fixed and floating-rate loans (“Loans”) arranged through private negotiations between one or more financial institutions (“Lenders”). A Fund’s investments in such Loans may be in the form of participations in Loans (“Obligations”) or assignments of all or a portion of Loans from third parties. Obligations typically result in a Fund having a contractual relationship with the Lenders. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Obligation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Obligations, a Fund generally has neither right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Obligation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Obligation. Unfunded commitments represent the remaining obligation of a Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. As of September 30, 2021, the High Yield Fund held an unfunded commitment to FCG Acquisitions, Inc. Amendment, No. 1 Delayed Draw, Term Loan, 2nd Lien with an unfunded par and fair value amount of 167,200 and $418, respectively.

Restricted Securities — As of September 30, 2021, the High Yield Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in

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connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2021, were as follows:

	Number of Shares	Acquisition Date	Right to Acquire Date	Cost	Market Value	% of Net Assets
High Yield Fund

COMMON STOCK
24 Hour Fitness Worldwide, Inc.	90,461	12/29/20	12/29/20	$601,018	$135,691	0.3%

PREFERRED STOCK
24 Hour Fitness Worldwide, Inc.	22,590	12/29/20	12/29/20	30,497	56,475	0.1%

				$631,515	$192,166	0.4%

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2021, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Sustainability Fund each paid $114,792 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

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Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agency expenses. For the year ended September 30, 2021, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Sustainability Fund earned credits of $6, $9 and $8, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Sustainability Fund at a fee calculated at an annual rate of 0.37%, 0.55% and 0.75%, respectively of the Funds’ average daily net assets.

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2022. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2022. In addition, the Advisor may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Accordingly, the contractual expense limitations for each Fund are as follows:

	Institutional Shares	Investor Shares
Enhanced Core Plus Fund	0.54%	0.79%
High Yield Fund	0.75%	1.00%
Small Company Sustainability Fund	0.98%	1.23%

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At September 30, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	2022	2023	2024	Total
Enhanced Core Plus Fund	$—	$354,885	$262,939	$617,824
High Yield Fund	284,974	300,585	283,194	868,753
Small Company Sustainability Fund	247,027	252,222	228,422	727,671

Amount designated as “—” is zero.

6. Shares Transactions:

Enhanced Core Plus Fund	Year Ended September 30, 2021	Year Ended September 30, 2020 (1)

Institutional Shares
Issued	643,063	1,574,271
Reinvestment of Dividends and Distributions	11,657	3,140
Redeemed	(12,240)	(2,389)

Net Institutional Shares Capital Share Transactions	642,480	1,575,022

Investor Shares
Issued	14,505	6,961
Reinvestment of Dividends and Distributions	251	76
Redeemed	(159)	(547)

Net Investor Shares Capital Share Transactions	14,597	6,490

Net Increase in Shares Outstanding	657,077	1,581,512

High Yield Fund	Year Ended September 30, 2021	Year Ended September 30, 2020

Institutional Shares
Issued	1,984,033	2,471,339
Reinvestment of Dividends and Distributions	266,428	141,723
Redeemed	(815,077)	(230,852)

Net Institutional Shares Capital Share Transactions	1,435,384	2,382,210

Investor Shares
Issued	536,135	131,204
Reinvestment of Dividends and Distributions	19,658	5,948
Redeemed	(76,245)	(64,596)

Net Investor Shares Capital Share Transactions	479,548	72,556

Net Increase in Shares Outstanding	1,914,932	2,454,766

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Small Company Sustainability Fund	Year Ended September 30, 2021	Year Ended September 30, 2020

Institutional Shares
Issued	10,145	18,264
Reinvestment of Dividends and Distributions	3,976	71,223
Redeemed	(32,719)	(89,531)

Net Institutional Shares Capital Share Transactions	(18,598)	(44)

Investor Shares
Issued	2,454	—
Reinvestment of Dividends and Distributions	—	1
Redeemed	(814)	—

Net Investor Shares Capital Share Transactions	1,640	1

Net Decrease in Shares Outstanding	(16,958)	(43)

(1) The Fund commenced operations on October 1, 2019.

Amount designated as “-” are $0 or have been rounded to $0.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended September 30, 2021, were as follows:

	Purchases	Sales
Enhanced Core Plus Fund	$11,896,509	$5,736,342
High Yield Fund	47,116,135	35,264,768
Small Company Sustainability Fund	12,030,469	12,523,091

Additionally, the Enhanced Core Plus Fund had $7,960,618 and $7,612,218 in long-term U.S. government purchases and sales, respectively.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in-capital, as appropriate, in the period that the differences arise. The permanent difference in the current year are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, distribution reclassification, foreign currency translations, premium amortization on callable bonds, perpetual bond adjustments and section 988 transactions and reclassification of long term capital gain distribution on REITs. During the year ended September 30, 2021, there were no permanent differences charged or credited to distributable earnings or paid-in-capital.

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The tax character of dividends and distributions paid during the years ended September 30, 2021 and September 30, 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Enhanced Core Plus Fund
2021	$420,062	$8,011	$428,073
2020	250,113	102,601	352,714
High Yield Fund
2021	4,546,570	—	4,546,570
2020	3,352,690	—	3,352,690
Small Company Sustainability Fund
2021	46,677	—	46,677
2020	792,962	—	792,962

As of September 30, 2021, the components of Distributable Earnings on a tax basis were as follows:

	Enhanced Core Plus Fund	High Yield Fund	Small Company Sustainability Fund
Undistributed Ordinary Income	$22,077	$1,166,470	$1,531,401
Undistributed Long-Term Capital Gains	120,482	233,681	808,792
Unrealized Appreciation	286,335	1,949,102	1,379,277
Other Temporary Differences	14,215	—	1

Total Distributable Earnings	$443,109	$3,349,253	$3,719,471

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to interest from perpetual bonds, premium amortization of callable bonds, and wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Enhanced Core Plus Fund	$22,121,215	$435,133	$(148,798)	$286,335
High Yield Fund	68,280,927	3,289,572	(1,340,470)	1,949,102
Small Company Sustainability Fund	10,503,791	1,827,020	(447,743)	1,379,277

9. Concentration of Risks:

As with all management investment companies, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

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Asset-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk (Enhanced Core Plus Fund and High Yield Fund) — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Securities (Junk Bonds) Risk (Enhanced Core Plus Fund and High Yield Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Securities and Preferred Stocks Risk (Enhanced Core Plus Fund and High Yield Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Derivatives Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of OTC options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk (Enhanced Core Plus Fund and High Yield Fund) — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets Risk (Enhanced Core Plus Fund and High Yield Fund) — Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market and countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Market Risk (High Yield Fund and Small Company Sustainability Fund) — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the

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expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (Enhanced Core Plus Fund and High Yield Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk (Enhanced Core Plus Fund and High Yield Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Foreign Investment Risk (Enhanced Core Plus Fund and High Yield Fund) — Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. More specifically, investing in foreign issuers includes risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A Fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small and consist of a limited number of companies representing a small number of industries. Investing in foreign issuers also poses the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements

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may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Forward Contracts (Enhanced Core Plus Fund) — A forward contract, also called a “forward”, involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take deferred delivery at a later date of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Non-deliverable forwards do not require physical delivery of the currency on the settlement date. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Non-deliverable forwards are subject to many of the risks associated with derivatives in general and other forward contracts including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The use of non-deliverable forwards for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Hybrid Preferred Securities Risk (Enhanced Core Plus Fund) — Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. Although hybrid preferred security holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities, the claims of such holders are generally still subordinate to those of senior debt holders.

Interest Rate Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

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Large Capitalization Risk (High Yield Fund) — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (MLPs) Risk (High Yield Fund) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mid-Capitalization Companies Risk (High Yield Fund) — The risk that mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-capitalization companies may have limited product lines, markets and financial resources and may

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depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. Mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Money Market Instruments Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

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Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt.

Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk (Small Company Sustainability Fund) — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Prepayment Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk (High Yield Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sector Emphasis Risk (Small Company Sustainability Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small Capitalization Companies Risk (High Yield Fund and Small Company Sustainability Fund) — Small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

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Sustainability (ESG) Policy Risk (Small Company Sustainability Fund) — The Fund’s ESG criteria exclude securities of certain issuers for non-financial reasons. Therefore, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for ESG reasons when it might be otherwise disadvantageous for it to do so. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that incorporates ESG criteria. Companies meeting the Fund’s ESG criteria may be out of favor in particular market cycles and perform less well than the market as a whole. The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. A company’s ESG performance or the Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s ESG criteria.

Trust Preferred Securities Risk (Enhanced Core Plus Fund) — Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. The Adviser considers trust preferred securities to be debt securities. Trust preferred securities are subject to increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Value Style Risk (Small Company Sustainability Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Warrants and Rights Risk (High Yield Fund) — Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for

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capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (Enhanced Core Plus Fund and High Yield Fund) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

10. Other:

At September 30, 2021, the percentage of total shares outstanding held by shareholders of the Funds owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership

Enhanced Core Plus Fund

Institutional Shares	2	83%

Investor Shares	1	100%

High Yield Fund

Institutional Shares	4	89%

Investor Shares	3	89%

Small Company Sustainability Fund

Investor Shares	2	99%

Institutional Shares	2	89%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated by the end of calendar year 2021 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

Effective October 14, 2021, the Mesirow Small Company Sustainability Fund announced a change to its investment objective, strategy, and primary benchmark. The Small Company Sustainability Fund will seek to provide long-term capital appreciation with less volatility than the U.S. small company market and its primary benchmark with be the Russell 2000 Index.

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The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2021.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Sustainability Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations, the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets
Mesirow Enhanced Core Plus Fund	For the year ended September 30, 2021	For the year ended September 30, 2021 and for the period October 1, 2019 (commencement of operations) through September 30, 2020
Mesirow High Yield Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020
Mesirow Small Company Sustainability Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that

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respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2021

We have served as the auditor of one or more investment companies in Mesirow Financial Investment Management, Inc. since 2019.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES3 4
William M. Doran (Born: 1940)	Chairman of Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-637-4769. The following chart lists Trustees and Officers as of September 30, 2021.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer(since 2015) Anti- Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual Funds have operating expenses. As a shareholder of a mutual Fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual Funds’ gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual Funds’ average net assets; this percentage is known as the mutual Funds’ expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual Funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2021 to September 30, 2021.

The table on the next page illustrates your Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Funds’ gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Funds’ costs with those of other mutual Funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual Funds to make this 5% calculation. You can assess your Funds’ comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual Funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) - concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Enhanced Core Plus Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,027.60	0.54%	$2.74
Investor Shares	1,000.00	1,027.50	0.79	4.02
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.36	0.54%	$2.74
Investor Shares	1,000.00	1,021.11	0.79	4.00

High Yield Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,048.40	0.75%	$3.85
Investor Shares	1,000.00	1,048.30	1.00	5.13
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,021.31	0.75%	$3.80
Investor Shares	1,000.00	1,020.06	1.00	5.06

Small Company Sustainability Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,020.30	0.98%	$4.96
Investor Shares	1,000.00	1,018.80	1.23	6.22
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.16	0.98%	$4.96
Investor Shares	1,000.00	1,018.90	1.23	6.23

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 22, 2021 to decide whether to renew the Agreement for an additional one-year term (the “September Meeting”). The September Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the September Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the September Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the September Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the September Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the September Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2021 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2021 the Fund is designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Enhanced Core Plus Fund	1.87%	98.13%	100.00%	0.00%
High Yield Fund	0.00%	100.00%	100.00%	0.00%
Small Company Sustainability Fund	0.00%	100.00%	100.00%	69.19%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
Enhanced Core Plus Fund	0.00%	4.59%	86.09%	0.00%
High Yield Fund	0.00%	0.00%	80.69%	100.00%
Small Company Sustainability Fund	69.39%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Mesirow Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-637-4769

Investment Adviser:

Mesirow Financial Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

MES-AR-001-0300

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$730,515	$0	$11,990	$581,815	$0	$607,218
(b)	Audit-Related Fees	$4,000	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$0	$0	$90,000(2)	$0	$0	$335,050
(d)	All Other Fees	$0	$0	$1,473	$0	$0	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$48,940	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$2,660(3)	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$60,000	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Tax Fees for UK Reporting Fund Status.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $91,473 and $350,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 9, 2021